                                                                  Exhibit 10.120
                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT (this "Agreement"), is made as of September 30, 1998, between SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, having a place of business and a mailing address at 50 Hall Road, Sturbridge, Massachusetts 01566 ("Mortgagor") and STATE STREET BANK AND TRUST COMPANY (successor to Fleet National Bank, as Trustee), a Massachusetts trust company having a place of business and a mailing address at 2 International Place Boston, Massachusetts 02110, not individually but solely as security trustee under that certain Trust Indenture, dated as of December 1, 1996, among the Mortgagor, Fleet National Bank and the other parties signatory thereto, as amended by that certain First Amendment dated as of September 30, 1998, among Mortgagor, State Street Bank and Trust Company (in its capacity as successor trustee to Fleet National Bank, as Trustee and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Trust Indenture, the "Trustee") and the other parties signatory thereto (said Trust Indenture, as so amended and as may hereafter be amended, restated or otherwise modified from time to time, the "Trust Indenture").

                                 R E C I T A L S

     WHEREAS, Mortgagor is party to that certain Loan Agreement dated as of December 1, 1996 (as amended to but excluding the date hereof, the "Existing Loan Agreement"), among Mortgagor, SpecTran Corporation (the "Parent"), a Delaware corporation, SpecTran Specialty Optics Company, a Delaware corporation, and Applied Photonic Devices, Inc, a Delaware corporation (collectively, the ABorrowers@), and Fleet National Bank (the "Lender"), a national banking association, pursuant to which Lender has extended credit to Borrowers pursuant to a revolving line of credit facility (the "Facility"), as evidenced by a certain Revolving Note dated as of December 1, 1996, in the face amount of $20,000,000 (as amended to but excluding the date hereof, the "Existing Revolving Note");

         WHEREAS, Borrowers and Lender have agreed to enter into that certain First Amendment to Loan Agreement dated as of September 30, 1998, a copy of which is attached hereto as Schedule 1-a and made a part hereof (the "Loan Agreement Amendment"; the Existing Loan Agreement as amended by the Loan Agreement Amendment and as further amended from time to time, the "Amended Loan Agreement"), and that certain First Amendment to Revolving Note dated as of September 30, 1998, a copy of which is attached hereto as Schedule 2-a and made a part hereof (the "Revolving Note Amendment"; the Existing Revolving Note as amended by the Revolving Note Amendment and as further amended from time to time, the "Amended Revolving Note"), pursuant to which, among other things, Borrowers and Lender have agreed to extend the maturity of the Existing Revolving Note from December 31, 1999, to April 1, 2000, and to make certain other amendments to the Existing Loan Agreement and the Existing Revolving Note, as more particularly set forth in the Loan Agreement Amendment and the Revolving Note Amendment, respectively;

         WHEREAS, the Parent issued certain 9.24% Series A Senior Secured Notes due December 26, 2003, in the aggregate principal amount of $16,000,000, and certain 9.39% Series B Senior Secured Notes due December 26, 2004, in the aggregate principal amount of $8,000,000 (collectively, the "Existing Term Notes") pursuant to those certain Note Purchase Agreements each dated as of December 1, 1996 (as amended to but excluding the date hereof, collectively, the "Existing Note Agreement"), which Existing Term Notes were guarantied by Mortgagor pursuant to a certain Guaranty Agreement dated as of December 1, 1996 (as amended from time to time, the "Guaranty Agreement");

         WHEREAS, all capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Indenture;

         WHEREAS, as required by the Existing Loan Agreement and the Existing Note Agreement, Mortgagor's obligations from time to time evidenced by or arising in connection with the Existing Revolving Note, the Guaranty Agreement, the Trust Indenture or the other Lending Documents are secured by that certain Mortgage, Assignment of Rents and Security Agreement dated as of December 1, 1996, and recorded in the Registry of Deeds of Worcester County, Massachusetts, in Book 18503, at page 183 (the "Existing Mortgage" and as amended by this Agreement, the "Amended Mortgage"), encumbering, among other things, certain real property located in Sturbridge, Worcester County, Massachusetts, and more particularly described in Exhibit A attached thereto; and

         WHEREAS, as a condition of, and as an inducement to, Lender agreeing to enter into the Loan Agreement Amendment and the Revolving Note Amendment, Mortgagor has agreed to amend the Existing Mortgage to reflect the modifications made to the Existing Loan Agreement by the Loan Agreement Amendment and those made to the Existing Revolving Note by the Revolving Note Amendment, including the extension of the maturity of the Revolving Note to April 1, 2000;

                               A G R E E M E N T S

         NOW, THEREFORE, in consideration of the foregoing RECITALS and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

     Modifications to the Existing Mortgage. The Existing Mortgage is hereby modified as follows:

                          (a) The first paragraph  following W I T N E S S E T H
                  is hereby amended and restated in its entirety as follows:

                                    WHEREAS,  Grantor, SpecTran Corporation,  a
                           Delaware corporation having an address at 50 Hall Road, Sturbridge, Massachusetts 01566 (the "Parent"), SpecTran Specialty Optics Company ("SSOC"), a Delaware corporation having an address at 150 Fisher Drive, Avon, Connecticut 06001, and Applied Photonic Devices, Inc. ("APD"), a Delaware corporation having an address at 300 Lake Road, Dayville, Connecticut 06241, and Fleet National Bank, a national banking association ("Lender") have entered into a certain Loan Agreement dated as of December 1, 1996, a copy of which is attached hereto as Schedule 1 and made a part hereof and the terms of which are incorporated herein, as amended by a First Amendment to Loan Agreement dated as of September 30, 1998, a copy of which is attached hereto as Schedule 1-a and made a part hereof and the terms of which are incorporated herein (the Loan Agreement as presently constituted and as amended by the First Amendment to Loan Agreement and as the same may hereafter be amended from time to time, the ALoan Agreement@) which Loan Agreement provides for the extension of credit to Grantor, the Parent, SSOC and APD in the nature of a revolving line of credit facility (the "Facility") as evidenced by a certain Revolving Note dated as of December 1, 1996, in face amount of $20,000,000, a copy of which is attached hereto as Schedule 2 and made a part hereof and the terms of which are incorporated herein, as amended by a First Amendment to Revolving Note dated as of September 30, 1998, a copy of which is attached hereto as Schedule 2-a and made a part hereof and the terms of which are incorporated herein (the Revolving Note as presently constituted and as amended by the First Amendment to Revolving Note and as the same may hereafter be amended, extended, renewed or consolidated from time to time, together with any and all promissory notes that may have been or may be exchanged or given in substitution therefor from time to time, being collectively referred to herein as the "Revolving Credit Notes"), which Revolving Credit Notes bear interest and are payable as set forth therein and in the Loan Agreement, and mature on April 1, 2000, all as more particularly provided therein and in the Loan Agreement;

                           (b) The Loan Agreement Amendment,  attached hereto as
                  Schedule 1-a is hereby  attached to the  Existing  Mortgage as
                  Schedule 1-a and made a part thereof, and the terms thereof are hereby incorporated in the Existing Mortgage.

                           (c) The Revolving Note Amendment  attached  hereto as
                  Schedule 2-a is hereby  attached to the  Existing  Mortgage as
                  Schedule 2-a and made a part thereof, and the terms thereof are hereby incorporated in the Existing Mortgage.

     Continued Force and Effect; References to Existing Mortgage.

                           (a) All of the terms and  conditions  of the  Amended
                  Loan Agreement, the Amended Revolving Note, the Guaranty, the Amended Mortgage and the other Lending Documents to which Mortgagor is a party and the indebtedness evidenced thereby and/or the collateral security provided thereby are hereby ratified and confirmed in all respects and shall remain and in full force and effect. Nothing contained in this Agreement shall (i) be deemed to cancel, extinguish, release, discharge or constitute payment or satisfaction of the Amended Note or the Guaranty or the indebtedness evidenced thereby or to otherwise affect the obligations represented thereby, all of which obligations are hereby continued and remain in full force and effect; (ii) constitute a new or additional indebtedness or constitute a readvance of any loan; or (iii) be deemed to impair in any manner the validity, enforceability or priority of the Amended Mortgage or the lien thereof.

                           (b) From and after the date hereof, unless the context shall clearly require otherwise, all references in any of the Lending Documents to the Existing Mortgage or the security provided thereby (regardless of the term or terms used to make any such reference) shall be deemed and construed to refer, respectively, to the Amended Mortgage and the security provided thereby. The Lending Documents are hereby modified to incorporate therein the aforesaid definitions, interpretations and other terms and provisions.

                           (c) In the event of any conflict between the terms of
                  this Agreement and the terms of the Existing Mortgage, the terms of this Agreement shall control.

     No Defenses, Counterclaims or Rights of Offset. Mortgagor hereby acknowledges, admits, and agrees that, as of the date hereof, there exists no rights of offset, defense, counterclaim, claim, or objection in favor of Mortgagor with respect to the Amended Loan Agreement, the Amended Revolving Note, the Guaranty, the Amended Mortgage and the other Lending Documents to which Mortgagor is a party, or alternatively, that any and all such right of offset, defense, counterclaim, claim, or objection which Mortgagor may have or claim, of any nature whatsoever, whether known or unknown, is hereby expressly and irrevocably waived and released.

                  Miscellaneous.

                           (a) The Recitals  set forth at the  beginning of this
                  Agreement are incorporated in and made a part of this Agreement by this reference.

                           (b) This  Agreement  may be  executed  in one or more
                  identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer rights not otherwise provided for in the Lending Documents.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

Signed and Acknowledged                             SPECTRAN COMMUNICATION FIBER
in the Presence of:                                           TECHNOLOGIES, INC.



_______________________________               By________________________________
Name:                                                      Name:
                                                              Its:


-------------------------------
Name:


STATE OF NEW YORK                           )
                                                      ) ss.
COUNTY OF                                   )

         On this ____ day of ___________, 1999, before me personally appeared ___________________________________, to me personally known, who, being by me duly sworn, did say that he/she is the _____________________________ of SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, that he/she signed the foregoing instrument on behalf of said corporation by authority of its board of directors, and acknowledged said instrument to be his/her free act and deed and the free act and deed of said corporation.


                                            ------------------------------------

                                            Notary Public
                             My Commission Expires:


                                                                       [SEAL]

Signed and Acknowledged            STATE STREET BANK AND TRUST in the Presence
of:                                         COMPANY , as Trustee




_______________________________               By________________________________
Name:                                                         Name:
                                                              Its:


-------------------------------
Name:




STATE OF MASSACHUSETTS                                   )
                                                                   )ss.
COUNTY OF                                                )


         On this ____ day of ___________, 1999, before me personally appeared ___________________________________, to me personally known, who, being by me duly sworn, did say that he/she is the _____________________________ of State Street Bank and Trust Company, a a Massachusetts trust company, as Trustee, that [the seal affixed to the foregoing instrument is the seal of said trust company][said trust company has no seal], that he/she signed the foregoing instrument on behalf of said trust company, as Trustee, and acknowledged said instrument to be his/her free act and deed and the free act and deed of said trust company, as Trustee.

                                            ------------------------------------

                                            Notary Public
                             My Commission Expires:

                                   Exhibit A-0

                                    EXHIBIT A

                               [Legal Description]

                                 Schedule 1-a-0

                                  SCHEDULE 1-a

                           [Loan Agreement Amendment]

                                 Schedule 2-a-0

                                  SCHEDULE 2-a

                           [Revolving Note Amendment]